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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 2, 1996

                        COMMISSION FILE NUMBER: 1-12546

                          PACIFIC GULF PROPERTIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   MARYLAND                                     33-0577520
           (STATE OF INCORPORATION)                         (I.R.S. EMPLOYER)
                                                           IDENTIFICATION NO.)

     363 SAN MIGUEL DRIVE, SUITE 100, NEWPORT BEACH, CALIFORNIA 92660-7805

   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE) 714-721-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Pacific Gulf Properties Inc. (the "Company") completed the following acquisitions and dispositions in the third and fourth quarter of 1995:

TUKWILA BUSINESS PARK ACQUISITION

     On December 15, 1995, the Company acquired an industrial business park containing four multitenant buildings with 475,629 leasable square feet located in Tukwila, Washington (the "Tukwila Business Park"). The Company purchased Tukwila Business Park from Koll Business Center -- Seattle, a Washington limited partnership for a total consideration of $17,361,000. The Company funded the acquisition with proceeds from the Texas apartment portfolio disposition described below and from a mortgage note payable to a bank totaling $11,765,000, bearing interest at LIBOR plus 1.5% (at date of acquisition), maturing December 2002.

KONWISER ACQUISITION PROPERTIES

     On August 16, 17 and 29, 1995 the Company acquired a majority interest in 11 multifamily properties located in Southern California (the "Konwiser Acquisition Properties") from a consortium group of partnerships headed by Mr. John Konwiser. The Konwiser Acquisition Properties consist of the following properties:

                                                     DATE OF
   PROPERTY            LOCATION        UNITS       ACQUISITION
- ---------------    ----------------    ------    ----------------
Daisy V            Covina, CA              38     August 29, 1995
Daisy VII          Diamond Bar, CA        204     August 17, 1995
Daisy XII          San Dimas, CA          102     August 29, 1995
Daisy XVI          West Covina, CA        250     August 17, 1995
Daisy XVII         San Dimas, CA          156     August 17, 1995
Lariat             San Dimas, CA           30     August 29, 1995
Daisy XIX          Ontario, CA            125     August 16, 1995
Daisy XX           Ontario, CA            155     August 16, 1995
Sunnyside I        San Dimas, CA          164     August 16, 1995
Sunnyside II       Ontario, CA             60     August 16, 1995
Sunnyside III      Ontario, CA             84     August 16, 1995
                                       ------
                                        1,368
                                        =====

     The Company is the sole general partner of PGP Inland Communities, L.P. ("PGP Inland"), the new limited partnership to which the consortium group of partnerships contributed the Konwiser Acquisition Properties. The Company received a 78% ownership interest in PGP Inland in exchange for a cash contribution of approximately $12,800,000. The owners of the consortium group of partnerships contributing the Konwiser Acquisition Properties received limited partnership units in PGP Inland, representing a combined ownership interest of 22%. In connection with the contribution of the Konwiser Acquisition Properties at a gross asset value of approximately $71,469,000, PGP Inland assumed $24,850,000 of existing tax-exempt indebtedness and obtained $30,263,000 of new indebtedness secured by the properties.

TEXAS APARTMENT PORTFOLIO DISPOSITION.

     In November of 1995, the Company sold its Texas apartment portfolio to four entities controlled by Capitol Investment Associates Corporation. The Texas apartment portfolio consisted of four properties containing 1,085 apartment units in San Antonio, Austin and Houston, and represented the Company's entire holdings in the state of Texas. The Company received consideration totaling $31,125,000: $30,125,000 in cash and four notes receivable totaling $1,000,000. The notes receivable mature in seven years, bear interest at 9%, require monthly interest-only payments and are secured by limited partnership interests in the purchasing entities. In conjunction with the sale, the Company repaid the related mortgage notes payable secured by the Texas apartment portfolio which totaled $14,438,000 and $2,000,000 of the Company's revolving line of credit.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     None.

ITEM 5.  OTHER EVENTS.

     None.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

     None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a) See index to Financial Statements attached hereto

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GULF PROPERTIES INC.



/s/ Donald G. Herrman
- -------------------------------------
Donald G. Herrman
Executive Vice President,
Chief Financial Officer and Secretary


DATED:      May 7, 1996
       ------------------------------

                          PACIFIC GULF PROPERTIES INC.

                         INDEX TO FINANCIAL STATEMENTS

                                                                                          PAGE
                                                                                          ---
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
  Pro Forma Condensed Consolidated Statement of Operations for the Year Ended
     December 31, 1995..................................................................    5
  Notes to Pro Forma Condensed Consolidated Statement of Operations.....................    6
TUKWILA BUSINESS PARK
  Report of Independent Auditors........................................................    8
  Statement of Revenues and Certain Expenses for the Period January 1, 1995
     Through Date of Acquisition by Pacific Gulf Properties Inc.........................    9
  Notes to Statement of Revenues and Certain Expenses...................................   10
KONWISER ACQUISITION PROPERTIES
  Report of Independent Auditors........................................................   12
  Statement of Revenues and Certain Expenses for the Period January 1, 1995
     Through the Date Pacific Gulf Properties Inc. Acquired its Ownership Interest......   13
  Notes to Statement of Revenues and Certain Expenses...................................   14

                          PACIFIC GULF PROPERTIES INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)
                    (DOLLARS IN THOUSANDS EXCEPT SHARE DATA)

                                                      COMPANY          PRO FORMA         COMPANY
                                                     HISTORICAL       ADJUSTMENTS       PRO FORMA
                                                     ----------       -----------       ----------
REVENUE
  Rental income
     Multifamily...................................  $   24,898         $   926(A)      $   25,824
     Industrial....................................      12,193           3,272(A)          15,465
                                                     ----------         -------         ----------
                                                         37,091           4,198             41,289
EXPENSES
  Rental property expenses
     Multifamily...................................      10,215             574(A)          10,789
     Industrial....................................       2,567           1,317(A)           3,884
                                                     ----------         -------         ----------
                                                         12,782           1,891             14,673
  Depreciation and amortization....................       6,538             650(B)           7,188
  Amortization of debenture discount and costs.....         552              --                552
  Interest.........................................      13,057           3,171(B)          16,228
  General and administrative.......................       2,423              --              2,423
                                                     ----------         -------         ----------
                                                         35,352           5,712             41,064
                                                     ----------         -------         ----------
INCOME BEFORE GAIN ON SALE OF
  PROPERTIES.......................................       1,739          (1,514)               225
Gain on sale of real estate (C)....................       6,664                              6,664
                                                     ----------         -------         ----------
NET INCOME.........................................  $    8,403         $(1,514)        $    6,889
                                                     ==========         =======         ==========
WEIGHTED AVERAGE COMMON SHARES (D).................   4,830,723                          4,830,723
                                                     ==========                         ==========
PER COMMON SHARE DATA:
  Income before gain on sale of properties.........  $      .36                         $      .05
                                                     ==========                         ==========
  Net income.......................................  $     1.74                         $     1.43
                                                     ==========                         ==========

- ---------------
The accompanying notes are an integral part of the pro forma financial statement. References in parentheses are to Note 2.

                          PACIFIC GULF PROPERTIES INC.

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

NOTE 1. -- BASIS OF PRESENTATION

     The Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 for Pacific Gulf Properties Inc. (the "Company") is based on the audited historical financial statements of the Company and has been prepared as if each of the following transactions had occurred as of January 1, 1995: (i) the purchase of an industrial business park comprised of four multitenant buildings with 475,629 leasable square feet located in Tukwila, Washington (the "Tukwila Business Park"), (ii) the acquisition of a majority ownership interest in the Konwiser Acquisition Properties consisting of 11 multifamily properties containing 1,368 units and located in Southern California, and (iii) the sale of the Company's Texas apartment portfolio. In management's opinion, all adjustments necessary to reflect the effect of the acquisition and disposition transactions referred to above have been made. The pro forma financial statement should be read in conjunction with the historical financial statements of the Company included in the annual report on Form 10-K and in quarterly filings with the Securities and Exchange Commission.

     The pro forma condensed consolidated information is not necessarily indicative of what the Company's financial position or results of operations would have been assuming the completion of the described transactions as of the beginning of the periods indicated, nor does it purport to project the Company's financial position or results of operations at any future date or for any future period.

NOTE 2. -- PRO FORMA ADJUSTMENTS

(A) The pro forma adjustments for the year ended December 31, 1995 include the actual revenues and certain expenses of multifamily and industrial properties for the period prior to their acquisition or disposal by the Company as follows:

                                                             ACQUISITIONS
                                                        ----------------------   DISPOSITION
                                                        TUKWILA     KONWISER        TEXAS         TOTAL
                                                        BUSINESS   ACQUISITION    APARTMENT     PRO FORMA
                                                          PARK     PROPERTIES     PORTFOLIO     ADJUSTMENT
                                                        --------   -----------   ------------   ----------
    Rental income
      Multifamily.....................................   $   --       $6,404        $(5,478)      $  926
      Industrial......................................    3,272           --                       3,272
                                                         ------       ------        -------       ------
                                                          3,272        6,404         (5,478)       4,198
                                                         ------       ------        -------       ------
    Rental property expenses
      Multifamily.....................................       --        2,976         (2,402)         574
      Industrial......................................    1,317           --                       1,317
                                                         ------       ------        -------       ------
                                                          1,317        2,976         (2,402)       1,891
                                                         ------       ------        -------       ------
                                                         $1,955       $3,428        $(3,076)      $2,307
                                                         ======       ======        =======       ======

     Certain rental property expenses have been adjusted to reflect increased property taxes based on the properties' acquisition cost and current property tax rates.

(B) Reflects additional interest expense associated with the borrowings used to finance the purchase of the multifamily and industrial properties acquired by the Company during 1995 for the period prior to their acquisition calculated based on (i) existing interest rates on the debt assumed with the Konwiser Acquisition Properties at 5.7% and (ii) specific interest rates on new borrowings related to Tukwila Business Park at 7.4% (LIBOR +1.5%) and for the Konwiser Acquisition Properties at 8.0%. Depreciation is computed for the period prior to purchase utilizing the estimated remaining useful lives of approximately 40 years and the new cost basis of the properties.

    The pro forma adjustments also reflect the elimination of the interest expense and depreciation relating to the Texas apartment portfolio that was sold in November 1995.

(C) Represents the nonrecurring gain on the sale of the Texas apartment portfolio.

(D) Represents the weighted average of common shares and common stock equivalents outstanding during the year ended December 31, 1995. Common stock equivalents include stock options which are considered dilutive for purposes of computing primary earnings per share.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Pacific Gulf Properties Inc.

     We have audited the accompanying statement of revenues and certain expenses of Tukwila Business Park for the period January 1, 1995 through date of acquisition by Pacific Gulf Properties Inc. The statement is the responsibility of management. Our responsibility is to express an opinion on the statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of Pacific Gulf Properties Inc.) as described in Note 2 to the statement and is not intended to be a complete presentation of the revenues and expenses of Tukwila Business Park.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Tukwila Business Park for the period January 1, 1995 through date of acquisition by Pacific Gulf Properties Inc., in conformity with generally accepted accounting principles.


                                                ERNST & YOUNG LLP


Newport Beach, California
April 30, 1996

                             TUKWILA BUSINESS PARK

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES

        FOR THE PERIOD JANUARY 1, 1995 THROUGH DATE OF ACQUISITION BY
                           PACIFIC GULF PROPERTIES

REVENUES
  Rental and other income........................................................  $3,272,000
CERTAIN EXPENSES
  Property operating and maintenance.............................................     735,000
  Real estate taxes..............................................................     215,000
  Management fees................................................................     334,000
                                                                                   ----------
                                                                                    1,284,000
                                                                                   ----------
REVENUES IN EXCESS OF CERTAIN EXPENSES...........................................  $1,988,000
                                                                                   ==========

                            See accompanying notes.

                             TUKWILA BUSINESS PARK

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

        FOR THE PERIOD JANUARY 1, 1995 THROUGH DATE OF ACQUISITION BY
                         PACIFIC GULF PROPERTIES INC.

NOTE 1. -- ORGANIZATION

     Tukwila Business Park (the "Property") contains 475,629 leasable square feet of industrial space and is located in Tukwila, Washington. Pacific Gulf Properties Inc. (the "Company") purchased the Property on December 15, 1995 from Koll Business Center -- Seattle, a Washington limited partnership ("Koll") and The New England Life Insurance Company for a total consideration of $17,361,000.

NOTE 2. -- BASIS OF PRESENTATION

     The statement of revenues and certain expenses presents the operations of the Property for the period January 1, 1995 through date of acquisition by Pacific Gulf Properties Inc., and has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of the Company).

     Certain expenses that are dependent on the particular owner and the carrying value of the Property have been excluded from the statement. The excluded expenses consist primarily of depreciation, interest, and amortization of loan fees. Consequently, the revenues in excess of certain expenses as presented is not intended to be a complete presentation of the Property's revenues and expenses nor is it intended to be comparable to the proposed future operations of the Property.

NOTE 3. -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Revenue Recognition

     The Property is generally leased to tenants under lease terms that are greater than a year and are accounted for as operating leases. Revenues from leases are recognized on a straight-line basis over the term of the related leases. Cost recoveries from tenants are recognized as income in the period the related costs are accrued.

  Capitalization Policy

     Recurring repair and maintenance costs are expensed as incurred. Major replacements and betterments are capitalized.

  Use of Estimates

     The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement. Actual results could differ from these estimates in the near term.

NOTE 4. -- MANAGEMENT FEES

     The Property is subject to agreements with Koll Management Services, Inc., a property management company affiliated with Koll, to maintain and manage the operations of the Property. Management fees are based on 3% of income, as defined, from the Property.

                             TUKWILA BUSINESS PARK

        FOR THE PERIOD JANUARY 1, 1995 THROUGH DATE OF ACQUISITION BY
                         PACIFIC GULF PROPERTIES INC.

NOTE 5. -- FUTURE MINIMUM LEASE PAYMENTS

     The Property is leased to tenants under leases expiring at various dates through the year 2000. These leases contain provisions for rent increases based on cost-of-living indices and certain leases contain renewal options. The minimum future lease payments to be received under the terms of these operating leases for each of the next five years ending December 31, are as follows:

            1996.....................................................  $1,879,000
            1997.....................................................   1,180,000
            1998.....................................................     541,000
            1999.....................................................     263,000
            2000.....................................................     120,000

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Pacific Gulf Properties Inc.

     We have audited the accompanying combined statement of revenues and certain expenses of the eleven multifamily properties in which Pacific Gulf Properties Inc. (the "Company") acquired a majority interest from a consortium group of partnerships headed by Mr. John Konwiser (the "Konwiser Acquisition Properties") for the period January 1, 1995 through the date the Company acquired its ownership interest. The statement is the responsibility of management. Our responsibility is to express an opinion on the statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of Pacific Gulf Properties Inc.) as described in Note 2 to the statement and is not intended to be a complete presentation of the revenues and expenses of the aforementioned properties.

     In our opinion, the statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of the Konwiser Acquisition Properties for the period January 1, 1995 through the date the Company acquired its ownership interest, in conformity with generally accepted accounting principles.


                                                ERNST & YOUNG LLP

Newport Beach, California
April 12, 1996

                        KONWISER ACQUISITION PROPERTIES

              COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

  FOR THE PERIOD JANUARY 1, 1995 THROUGH THE DATE PACIFIC GULF PROPERTIES INC.
                        ACQUIRED ITS OWNERSHIP INTEREST

REVENUES
  Rental and other income                                                          $6,404,000
CERTAIN EXPENSES
  Property operating and maintenance                                                2,151,000
  Real estate taxes                                                                   430,000
  Management fees                                                                     320,000
                                                                                   ----------
                                                                                    2,901,000
                                                                                   ----------
REVENUES IN EXCESS OF CERTAIN EXPENSES                                             $3,503,000
                                                                                   ==========

                            See accompanying notes.

                        KONWISER ACQUISITION PROPERTIES

          NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

  FOR THE PERIOD JANUARY 1, 1995 THROUGH THE DATE PACIFIC GULF PROPERTIES INC.
                        ACQUIRED ITS OWNERSHIP INTEREST

NOTE 1 -- ORGANIZATION

     In 1995, Pacific Gulf Properties Inc. (the "Company") acquired a majority interest in 11 multifamily properties located in Southern California (the "Konwiser Acquisition Properties") from a consortium group of partnerships headed by Mr. John Konwiser. The Konwiser Acquisition Properties consist of the following properties:


   PROPERTY            LOCATION         UNITS     DATE OF ACQUISITION
- ---------------    -----------------    -----     -------------------
Daisy V            Covina, CA              38         August 29, 1995
Daisy VII          Diamond Bar, CA        204         August 17, 1995
Daisy XII          San Dimas, CA          102         August 29, 1995
Daisy XVI          West Covina, CA        250         August 17, 1995
Daisy XVII         San Dimas, CA          156         August 17, 1995
Lariat             San Dimas, CA           30         August 29, 1995
Daisy XIX          Ontario, CA            125         August 16, 1995
Daisy XX           Ontario, CA            155         August 16, 1995
Sunnyside I        San Dimas, CA          164         August 16, 1995
Sunnyside II       Ontario, CA             60         August 16, 1995
Sunnyside III      Ontario, CA             84         August 16, 1995
                                        -----
                                        1,368
                                        =====

     The Company is the sole general partner of PGP Inland Communities, L.P. ("PGP Inland"), the new limited partnership to which the consortium group of partnerships contributed the Koniser Acquisition Properties. The Company received a 78% ownership interest in PGP Inland in exchange for a cash contribution of approximately $12,800,000. The owners of the consortium group of partnerships contributing the Konwiser Acquisition Properties received limited partnership units in PGP Inland, representing a combined ownership interest of 22%. In connection with the contribution of the Konwiser Acquisition Properties at a gross asset value of approximately $71,469,000, PGP Inland assumed $24,850,000 of existing tax-exempt indebtedness and obtained $30,263,000 of new indebtedness secured by the properties.

NOTE 2 -- BASIS OF PRESENTATION

     The combined statement of revenues and certain expenses presents the operations of the Konwiser Acquisition Properties for the period January 1, 1995 through the date the Company acquired its ownership interest, and has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of the Company).

     Certain expenses that are dependent on the particular owner and the carrying value of the properties have been excluded from the statement. The excluded expenses consist primarily of depreciation, interest, and the amortization of loan fees. Consequently, the combined revenues in excess of certain expenses as presented is not intended to be a complete presentation of the properties' revenues and expenses nor is it intended to be comparable to the proposed future operations of the properties.

                        KONWISER ACQUISITION PROPERTIES

                FOR THE PERIOD JANUARY 1, 1995 THROUGH THE DATE
                  THE COMPANY ACQUIRED ITS OWNERSHIP INTEREST

NOTE 3 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Revenue Recognition

     Rental income attributable to residential leases is recorded when due from tenants. Apartment units are rented under lease agreements with terms of one year or less.

  Capitalization Policy

     Recurring repair and maintenance costs are expensed as incurred. Major replacements and betterments are capitalized.

  Use of Estimates

     The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement. Actual results could differ from these estimates in the near term.

NOTE 4 -- MANAGEMENT FEES

     The properties are subject to agreements with The Konwiser Corporation, a property management company substantially owned by Mr. John Konwiser, to maintain and manage the operations of the properties. Management fees are based on 5% of the gross receipts of the properties.